PROG Internal PROG Holdings, Inc. Q4 2025 Earnings Supplement February 18, 2026 Exhibit 99.2

2 Statements, estimates and projections in this earnings supplement regarding our business that are not historical facts are "forward-looking statements" that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “belief”, “expect”, “continue”, “target”, “outlook”, “assumes”, and similar forward-looking terminology. These risks and uncertainties include (i) continued volatility and challenges in the macro-economic environment and their impact on: (a) consumer confidence and customer demand for the merchandise that our retail partners sell, in particular consumer durables, such as home appliances, electronics and furniture; (b) our customers’ disposable income and their ability to make the lease and loan payments they owe the Company; (c) the availability of consumer credit; and (d) our overall financial performance and outlook; (ii) the impact of the uncertain macro-economic environment on our proprietary algorithms and decisioning tools that we use to approve customers such that they are no longer indicative of our customers’ ability to perform, which in turn may limit the ability of our businesses to manage risk, avoid lease and loan charge-offs and may result in insufficient reserves to cover actual losses; (iii) a large percentage of Progressive Leasing's revenue being concentrated with several key retail partners, and the loss of any of these retail partner relationships materially and adversely affecting several aspects of our performance; (iv) Progressive Leasing being unable to attract additional retail partners and retain and grow its relationships with its existing retail partners, resulting in several aspects of our performance being materially and adversely affected; (v) Progressive Leasing being unable to attract new consumers and retain and grow its relationships with its existing customers materially and adversely affecting several aspects of our performance; (vi) Four’s and Purchasing Power’s business models differing significantly from Progressive Leasing’s lease-to-own business, which means these businesses have different risk profiles; (vii) our efforts to modernize and enhance certain enterprise-wide information management systems and technologies adversely impacting our businesses and operations; (viii) the inability of our businesses to successfully operate in highly and increasingly competitive industries materially and adversely affecting several aspects of our performance; (ix) our business, results of operations, financial condition, and prospects being materially and adversely affected due to our businesses failing to maintain a consistently high level of consumer satisfaction and trust in its brands; (x) our businesses being subject to extensive federal, state and local laws and regulations, including certain laws and regulations unique to the industries in which our businesses operate, that may subject them to government investigations and significant monetary penalties, remediation expenses and compliance-related burdens that may result in them changing the manner in which they operate, which may be materially adverse to several aspects of our performance; (xi) our performance being materially and adversely affected due to the transactions offered to consumers by our businesses being negatively characterized by federal, state and local government officials, consumer advocacy groups and the media; (xii) our inability to protect confidential, proprietary, or sensitive information, including the confidential information of our customers, being adversely affected by cyber-attacks or similar disruptions, which may result in significant costs, litigation and reputational damage or otherwise have a material adverse impact on several aspects of our performance; (xiii) any significant disruption in our vendors' information technology systems, or disruptions in the information our businesses rely on in their lease and loan decisioning, materially and adversely affecting several aspects of our performance; (xiv) our capital allocation strategy and financial policies, including our current stock repurchase and dividend programs not being effective at enhancing shareholder value, or providing other benefits we expect; and (xv) the other risks and uncertainties discussed under "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 18, 2026. Statements, estimates and projections in this earnings supplement that are "forward-looking" include without limitation statements, estimates and projections about: (i) our ability to deliver sustainable, profitable growth going forward; (ii) our free cash flow in future periods and the benefits we expect from it, including the ability to invest in growth, deleverage following our acquisition of Purchasing Power, and provide long-term value for our shareholders; (iii) the performance of our lease portfolio, including our annual write-offs; and (iv) our revised full year 2026 outlook and the guidance we provide for the first quarter of 2026. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this earnings supplement. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this earnings supplement. Use of Forward-Looking Statements

PROG Internal 3 PROG Holdings Q4 2025 Headlines • Consolidated revenues from Continuing Operations of $574.6 million; Net earnings of $40.5 million • Adjusted EBITDA from Continuing Operations of $61.5 million • Diluted EPS from Continuing Operations of $0.49; Non- GAAP Diluted EPS from Continuing Operations of $0.74 • Progressive Leasing GMV of $534 million, PROG Marketplace GMV up 187% • Four Technologies grows GMV 126% • Provides full year 2026 consolidated revenue and earnings from continuing operations outlook

PROG Internal 4 "Q4 and full-year 2025 were periods of disciplined execution that demonstrated the strength and resilience of PROG’s multi-product platform," said PROG Holdings President and CEO Steve Michaels. "Despite a challenging retail environment and the impact of a large partner bankruptcy on Progressive Leasing, we took proactive steps to protect portfolio performance, expand margins, and position the business for profitable growth.“ "At the same time, we continued to build momentum across our ecosystem during the quarter. Four delivered its ninth consecutive quarter of triple-digit GMV and revenue growth, and MoneyApp approached breakeven adjusted EBITDA by year-end. Both Four and MoneyApp drove incremental Leasing volume through cross-sell, and our direct-to-consumer Leasing channel, PROG Marketplace, nearly tripled GMV during the quarter. We also simplified and strengthened the business through the sale of the Vive portfolio and the announcement of the Purchasing Power acquisition.“ "As we move into 2026, we are confident that our three-pillared strategy to grow, enhance, and expand across our product ecosystem, with a focus on increasing customer acquisition and lifetime value, will support sustainable growth. Our business is generating significant free cash flow, providing us with the flexibility to invest in growth, deleverage following the acquisition, and continue building long-term value for our shareholders," concluded Michaels. Steve Michaels President and CEO, PROG Holdings, Inc. PROG Holdings Executive Commentary

PROG Internal Adjusted EBITDA in millions 5 $606.4 $668.4 $588.5 $577.7 $574.6 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Non-GAAP EPSRevenue in millions 10.6% 10.5% 12.2% 11.4% 10.7% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Adjusted EBITDA as a % of PROG Holdings consolidated revenues PROG Holdings Q4 Consolidated Results (from Continuing Operations) $64.1 $69.9 $72.0 $65.7 $61.5 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $0.78 $0.90 $1.00 $0.87 $0.74 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 • Consolidated revenue declined 5.2%, driven by a smaller lease portfolio but partially offset by strong growth at Four Technologies • Non-GAAP EPS declined 5.1% year- over-year • The year-over-year decrease in Adjusted EBITDA was primarily a result of the impact of a smaller lease portfolio on the Progressive Leasing business

PROG Internal $592.9 $651.6 $569.7 $556.6 $544.9 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Write-Offs* as a % of Progressive Leasing revenues 6 $597.5 $402.0 $413.9 $410.9 $534.0 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 GMV in millions 7.9% 7.4% 7.5% 7.4% 7.6% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Adjusted EBITDA as a % of Progressive Leasing revenues Progressive Leasing Q4 Segment Results Revenue in millions *Provision for lease merchandise write-offs 11.1% 10.3% 12.2% 11.6% 11.7% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 • Year-over-year GMV was down 10.6% driven by tighter decisioning and the bankruptcy of a large national partner, partially offset by growth in the rest of the business • Revenue declined 8.1% year-over- year, driven primarily by a smaller lease portfolio during the quarter • Write-offs as a percentage of revenue for the quarter were 7.6%, improving 30 basis points year-over- year

PROG Internal Results

PROG Internal 8 2025 2024 Revenue $574.6 $606.4 -5.2% GAAP Net Earnings $19.9 $58.3 -65.9% Adjusted Net Earnings $30.1 $33.4 -9.9% Adjusted EBITDA $ $61.5 $64.1 -4.1% Adjusted EBITDA % 10.7% 10.6% 10 bps GAAP Diluted Earnings Per Share* $0.49 $1.36 -64.0% Non-GAAP Diluted Earnings Per Share $0.74 $0.78 -5.1% Three Months Ended December 31 Change All dollar amounts in millions except EPS * GAAP to non-GAAP reconciliation tables available in appendix PROG Holdings Consolidated Q4 Results (from Continuing Operations)

PROG Internal 9 2025 2024 GMV $534.0 $597.5 -10.6% Revenue $544.9 $592.9 -8.1% Gross Margin % 32.8% 31.9% 90 bps SG&A % 16.8% 13.9% 290 bps Write-Off %** 7.6% 7.9% -30 bps Adjusted EBITDA $ $63.9 $65.8 -2.9% Adjusted EBITDA % 11.7% 11.1% 60 bps Three Months Ended December 31 Change* *In some cases, the change column may result in a material difference due to rounding **The provision for lease merchandise write-offs as a percentage of Progressive Leasing revenue All dollar amounts in millions GAAP to non-GAAP reconciliation tables available in appendix Progressive Leasing Q4 Segment Results

PROG Internal 10*(Gross debt minus cash and cash equivalents) divided by trailing 12 month adjusted EBITDA PROG Holdings Consolidated Results Cash and Cash Equivalents As of 12/31/2025 $308.8M Gross Debt As of 12/31/2025 $600M Net Leverage Ratio* As of 12/31/2025 1.08x Cash Flow From Continuing Operations Twelve Months Ended 12/31/2025 $301.8M

PROG Internal 11 PROG Holdings Full-Year 2026 Outlook The Company is issuing its full year 2026 outlook. The outlook includes almost a full year of ownership of the recently acquired Purchasing Power and assumes a difficult operating environment with soft demand for consumer durable goods, no material changes in the Company's current decisioning posture, an effective tax rate for Non-GAAP EPS of approximately 26%, and no impact from additional share repurchases. Other - Loss Before Taxes includes $8.9 million of transaction-related costs and fees for the Purchasing Power acquisition.

PROG Internal 12 PROG Holdings Q1 2026 Outlook The Company is providing selective first quarter 2026 outlook metrics. The outlook includes almost a full quarter of ownership of recently acquired Purchasing Power and assumes a difficult operating environment with soft demand for consumer durable goods, no material changes in the Company's current decisioning posture, an effective tax rate for Non-GAAP EPS of approximately 26%, and no impact from additional share repurchases.

PROG Internal

PROG Internal Non-GAAP net earnings from continuing operations, non-GAAP diluted earnings from continuing operations per share, and adjusted EBITDA are supplemental measures of our performance that are not calculated in accordance with generally accepted accounting principles in the United States ("GAAP"). Non-GAAP diluted earnings per share from continuing operations for the full year 2026 and first quarter 2026 outlook excludes intangible amortization expense, restructuring expenses, transaction-related costs, and also excludes Vive as its normal operations have been discontinued as a result of the sale of its credit card portfolio in October 2025. Non-GAAP net earnings from continuing operations and non-GAAP diluted earnings per share from continuing operations for the three and twelve months ended December 31, 2025, exclude intangible amortization expense, transaction-related costs, restructuring costs, write-off of assets due to a retail partner bankruptcy, and costs related to the cybersecurity incident, net of insurance recoveries. Non-GAAP net earnings from continuing operations and non-GAAP diluted earnings from continuing operations per share for the three and twelve months ended December 31, 2024 exclude intangible amortization expense, restructuring expenses, costs related to the cybersecurity incident, net of insurance recoveries and reversal of the uncertain tax position related to Progressive Leasing’s $175 million settlement with the FTC in 2020. The amount for the after-tax non-GAAP adjustment, which is tax effected using our statutory tax rate, can be found in the reconciliation of net earnings and diluted earnings per share to non-GAAP net earnings and diluted earnings per share table in this presentation. The Adjusted EBITDA figures presented in this presentation are calculated as the Company’s earnings from continuing operations before interest expense, net, depreciation on property and equipment, amortization of intangible assets and income taxes. Adjusted EBITDA for the full year and first quarter 2026 outlook also excludes stock-based compensation expense, transaction-related costs for the acquisition of Purchasing Power, restructuring charges, and the operations of Vive. Adjusted EBITDA for the full year and first quarter 2026 includes estimated interest expense on Purchasing Power’s asset- backed secured borrowings. Adjusted EBITDA for the three and twelve months ended December 31, 2025 also excludes stock-based compensation expense, costs related to the cybersecurity incident, net of insurance recoveries, restructuring costs, write-off of assets due to a retail partner bankruptcy, and transaction-related costs for the acquisition of Purchasing Power. Adjusted EBITDA for the three and twelve months ended December 31, 2024 also excludes stock-based compensation expense, restructuring expenses, and costs related to the cybersecurity incident, net of insurance recoveries. The amounts for these pre-tax non-GAAP adjustments can be found in the segment EBITDA tables in this presentation. Management believes that non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA provide relevant and useful information, and are widely used by analysts, investors and competitors in our industry as well as by our management in assessing both consolidated and business unit performance. Non-GAAP net earnings from continuing operations, non-GAAP diluted earnings from continuing operations, and adjusted EBITDA provide management and investors with an understanding of the results from the primary operations of our business by excluding the effects of certain items that generally arose from larger, one-time transactions that are not reflective of the ordinary earnings activity of our operations or transactions that have variability and volatility of the amount. We believe the exclusion of stock-based compensation expense provides for a better comparison of our operating results with our peer companies as the calculations of stock-based compensation vary from period to period and company to company due to different valuation methodologies, subjective assumptions and the variety of award types. We believe interest expense on Purchasing Power’s asset-backed secured borrowings represents a direct operating cost required to generate revenue; therefore, the Company is including this interest expense when calculating consolidated and Purchasing Power’s adjusted EBITDA beginning in 2026. This measure may be useful to an investor in evaluating the underlying operating performance of our business. Adjusted EBITDA also provides management and investors with an understanding of one aspect of earnings before the impact of investing and financing charges and income taxes. These measures may be useful to an investor in evaluating our operating performance because the measures: • Are widely used by investors to measure a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending upon accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. • Are used by rating agencies, lenders and other parties to evaluate our creditworthiness. • Are used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for strategic planning and forecasting. Non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as the Company’s GAAP basis net earnings and diluted earnings per share and the GAAP revenues and earnings before income taxes of the Company’s segments, which are also included in the presentation. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP net earnings, non-GAAP diluted earnings per share, and adjusted EBITDA may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. 14 Use of Non-GAAP Financial Measures

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Reconciliation of Net Earnings and Diluted Earnings Per Share to Non- GAAP Net Earnings and Diluted Earnings Per Share (In thousands, except per share amounts)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Reconciliation of Net Earnings and Diluted Earnings Per Share to Non- GAAP Net Earnings and Diluted Earnings Per Share (In thousands, except per share amounts)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Quarterly Segment EBITDA (In thousands)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Annual Segment EBITDA (In thousands)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Consolidated & Progressive Leasing Adjusted EBITDA %

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Full Year 2026 Outlook for Adjusted EBITDA (In thousands)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of the Three Months Ended March 31, 2026 Outlook for Adjusted EBITDA (In thousands)

PROG Internal GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of Full Year 2026 Outlook for Diluted Earnings Per Share to Non-GAAP Diluted Earnings Per Share

GAAP to non-GAAP Reconciliation Tables PROG Holdings, Inc. Non-GAAP Financial Information Reconciliation of the Three Months Ended March 31, 2026 Outlook for Diluted Earnings Per Share to Non- GAAP Diluted Earnings Per Share

PROG Internal